SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2006

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


                   0-29299                           41-1457090
          (Commission File Number)                 (IRS Employer
                                                 Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On July 20, 2006, the Compensation Committee of the Board of Directors of CorVu Corporation (the "Company") approved Amendment No. 1 (the "Amendment") to the Employment Agreement dated August 1, 2005 between the Company and its Chief Executive Officer, Joseph J. Caffarelli (the "Executive").

      Pursuant to the Amendment, the Base Performance Bonus payable upon the achievement of the EBITDA Goal agreed upon by the Company and the Executive for the respective Performance Period cannot exceed 80% of Executive's base salary of $250,000 for fiscal year 2006, and 100% Executive's base salary for fiscal year 2007 and thereafter. The Amendment provides that no Performance Bonus will be payable if less than 85% of the EBITDA Goal is achieved for the Performance Period. If the Company achieves 85% of the EBITDA Goal, 70% of the Performance Bonus is payable; for each additional percentage point over 85%, the Performance Bonus payable is increased by an additional 2% of the Executive's base salary so that the entire Performance Bonus is payable if the Company achieves 100% of the EBITDA Goal.

      In addition, the Amendment introduced an Additional Performance Bonus payable if the Company exceeds its EBITDA Goal for the Performance Period in question. If the Company exceeds its EBITDA Goal by up to 20%, the Executive will receive as Additional Performance Bonus based on a percentage of the Additional Performance Bonus that is equal to the percentage by which the Company exceeds its EBITDA Goal. If the Company exceeds its EBITDA Goal by more than 20%, the Additional Performance Bonus consists of a cash payment for the first 20% and, in equal parts, a cash payment and some form of stock based compensation to be agreed upon by the Company and the Executive. The Additional Performance Bonus may not exceed 100% of Executive's base salary for the Performance Period.

All capitalized terms not defined hereby have the same meaning as defined in the Amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORVU CORPORATION


                                        By  /s/ David C. Carlson
                                          --------------------------------------
Date:  July 26, 2006                            David C. Carlson
                                                Chief Financial Officer